UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2026

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Ste 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	The Nasdaq Stock Market LLC ((Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, the Compensation Committee of the Board of Directors (the “Board”) of Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), approved the grant of restricted stock awards (collectively, the “RSAs”) to the Company’s named executive officers, as follows:

●	37,985 RSAs to Cary Claiborne, the Company’s Chief Executive Officer and a Director, 28,800 of which were issued to him for his role as Chief Executive Officer and 9,185 of which were issued to him for his role as a Director of the Company;

●	17,325 RSAs to Vinay Shah, the Company’s Chief Financial Officer, all of which were issued to him for his role as Chief Financial Officer; and

●	26,510 RSAs to Tony Goodman, the Company’s Chief Operating Officer and a Director, 17,325 of which were issued to him for his role as Chief Operating Officer and 9,185 of which were issued to him for his role as a Director of the Company.

In addition to the foregoing, the Compensation Committee approved the grant of (i) 9,185 RSAs to each of Kevin Schuyler and Robertson H. Gilliland and (ii) options to purchase 9,185 shares of Company common stock, at an exercise price of $1.64 per share, to Kermit Anderson, in each case as compensation for their service as Directors of the Company, which additional RSAs and options are subject to the same vesting terms as those set forth above.

The RSAs vest in full on the earlier of (i) the one-year anniversary of the grant date and (ii) upon the occurrence of a Change of Control (as defined in the Company’s 2017 Equity Incentive Plan, as amended (the “2017 Plan”)).

On April 7, 2026, the Board approved a form of Restricted Stock Award Agreement to be used for the grant of restricted stock awards under the 2017 Plan, including for the grant of the RSAs made to named executive officers described above. The form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement under 2017 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2026	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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